UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2011

COLLECTORS UNIVERSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Stockholders was held on November 15, 2011.  The matters voted on by stockholders at that Meeting consisted of (i) the election of seven Directors to the Company’s Board of Directors to serve for a term of one year and until their successors are elected (Proposal No. 1); and (ii) the ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2012 (Proposal No. 2).

Election of Directors.  The seven candidates named below, all of whom were nominated by the Company’s Board of Directors, were the only candidates nominated for election at the Meeting.  Under the Company’s Bylaws, however, to be elected to the Board, a candidate must receive a majority of the votes cast in the election of directors.  As indicated in the table below, all of those seven candidates received a majority of the votes cast and, accordingly, were elected to serve on the Company’s Board of Directors for a term that will end at the next Annual Meeting of Stockholders and until their respective successors are elected.

Nominees:	Votes For	Percent of Shares Voted	Votes Withheld	Percent of Shares Voted

A. Clinton Allen	2,557,018	91.32%	243,138	8.68%
Deborah A. Farrington	2,557,015	91.32%	243,141	8.68%
David G. Hall	2,662,425	95.08%	137,731	4.92%
Michael J. McConnell	2,639,687	94.27%	160,469	5.73%
A. J. Bert Moyer	2,558,333	91.36%	241,823	8.64%
Van D. Simmons	2,660,824	95.02%	139,332	4.98%
Bruce A. Stevens	2,661,607	95.05%	138,549	4.95%

    There were a total of 3,712,301 broker non-votes in the election of directors.

   Ratification of Appointment of Independent Registered Public Accountants.   At the Annual Meeting the Company’s stockholders also voted on a proposal to ratify the appointment of Grant Thornton, LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending June 30, 2012.  Approval of this proposal required the affirmative vote of the holders of a majority of the shares present and voted on this proposal at the Annual Meeting.  The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, this proposal:

	Number of Shares	Percent of Shares Voted
Voted For	6,443,814	99%
Voted Against	56,697	1%
Abstaining	11,946	0%

    Brokers have discretionary authority to vote shares on the ratification of the appointment of independent registered public accountants without voting instructions from the beneficial owners of the shares.  Consequently, there were no broker non-votes with respect to this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: November 16, 2011	By:	/s/ JOSEPH J. WALLACE

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